American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2015 Portfolio
October 31, 2023

One Choice Blend+ 2015 Portfolio - Schedule of Investments
OCTOBER 31, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Fixed Income Funds — 49.1%
Avantis Core Fixed Income Fund G Class	137,769	1,084,243
Avantis Short-Term Fixed Income Fund G Class	27,200	251,053
High Income Fund G Class	18,830	150,641
Inflation-Adjusted Bond Fund G Class	19,739	200,349
Short Duration Inflation Protection Bond Fund G Class	24,808	250,556
		1,936,842
Domestic Equity Funds — 27.3%
American Century Low Volatility ETF	4,273	184,552
Avantis U.S. Equity Fund G Class	22,465	307,771
Avantis U.S. Small Cap Value Fund G Class	2,245	30,733
Focused Large Cap Value Fund G Class	26,547	246,625
Growth Fund G Class	4,424	202,101
Heritage Fund G Class(2)	723	15,583
Mid Cap Value Fund G Class	4,166	59,865
Small Cap Growth Fund G Class	1,746	30,239
		1,077,469
International Fixed Income Funds — 13.9%
Emerging Markets Debt Fund G Class	5,989	50,128
Global Bond Fund G Class	60,299	495,657
		545,785
International Equity Funds — 9.7%
Avantis International Equity Fund G Class	15,249	159,043
Focused International Growth Fund G Class	6,011	85,833
Global Real Estate Fund G Class	3,357	35,922
International Value Fund G Class	12,856	100,017
		380,815
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $4,117,792)		3,940,911
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$3,940,911

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis Core Fixed Income Fund	$1,258	$123	$277	$(20)	$1,084	138	$(53)	$14
Avantis Short-Term Fixed Income Fund	287	25	63	2	251	27	(4)	2
High Income Fund	177	16	41	(1)	151	19	(6)	3
Inflation-Adjusted Bond Fund	227	19	46	—	200	20	(9)	—
Short Duration Inflation Protection Bond Fund	286	23	62	4	251	25	(5)	—
American Century Low Volatility ETF	206	24	35	(11)	184	4	(2)	1
Avantis U.S. Equity Fund	357	46	64	(31)	308	22	(2)	—
Avantis U.S. Small Cap Value Fund	39	4	8	(4)	31	2	—	—
Focused Large Cap Value Fund	280	35	54	(15)	246	27	(8)	2
Growth Fund	233	30	45	(16)	202	4	1	—
Heritage Fund(3)	19	2	3	(2)	16	1	—	—
Mid Cap Value Fund	69	8	12	(5)	60	4	(3)	—
Small Cap Growth Fund	37	4	6	(5)	30	2	(1)	—
Emerging Markets Debt Fund	59	6	13	(2)	50	6	(2)	1
Global Bond Fund	576	56	135	(1)	496	60	(25)	6
Avantis International Equity Fund	182	24	32	(15)	159	15	(4)	—
Focused International Growth Fund	95	19	17	(11)	86	6	(5)	—
Global Real Estate Fund	41	4	7	(2)	36	3	(2)	—
International Value Fund	118	10	18	(10)	100	13	—	—
	$4,546	$478	$938	$(145)	$3,941	398	$(130)	$29
(1)Underlying fund investments represent G Class, except American Century Low Volatility ETF.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.